America’s Cross-Domain Force Multiplier™ NASDAQ: PDYN / January 2026 Exhibit 99.1

Disclaimer This presentation and any related oral statements contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, statements regarding Palladyne AI’s preliminary unaudited revenue for the year ended December 31, 2025, preliminary unaudited backlog and cash and cash equivalents as of December 31, 2025, estimated cash burn for 2026, anticipated growth and operating scale, potential milestones and the timing thereof; the capabilities or future capabilities of the Palladyne AI’s technology and related products, the markets for its products and services, future development and qualification plans, business strategy, projections of market opportunity, anticipated benefits of its technologies, plans and objectives for future operations and offerings, Palladyne AI’s product development, expected features, benefits and use cases of Palladyne AI’s foundational technology and products, expectations and timing related to commercial product launches, and the potential success of Palladyne AI’s strategy. 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Palladyne AI announces material information to the public through a variety of means, including filings with the SEC, public conference calls, Palladyne AI’s website (www.palladyneai.com), its investor relations website (https://investor.palladyneai.com/), and its news site (https://www.palladyneai.com/press/). Palladyne AI uses these channels, as well as its social media, including its X (@PalladyneAI) and LinkedIn accounts (https://www.linkedin.com/company/palladyneaicorp/), to communicate with investors and the public news and developments about Palladyne AI, its products and other matters. Therefore, Palladyne AI encourages investors, the media, and others interested in the company to review the information it makes public in these locations, as such information could be deemed to be material information. The information that can be accessed through hyperlinks or website addresses included herein is deemed not to be incorporated in or part of this presentation.   Preliminary Results Disclaimer The preliminary financial results disclosed in this presentation are based on management’s initial analysis of operations for the year ended December 31, 2025. Palladyne AI’s consolidated financial statements for the year ended December 31, 2025 are not yet available and remain subject to completion of financial closing procedures and potential final adjustments. Palladyne AI’s independent registered public accounting firm has not audited, reviewed, compiled or performed agreed-upon procedures with respect to the preliminary financial information. These estimates should not be viewed as a substitute for financial statements prepared in accordance with U.S. generally accepted accounting principles and are not necessarily indicative of future results.

Palladyne AI is defining the future of embodied AI for Defense and Industrial markets with: Embodied AI for Robots and Drones Proprietary UAVs and Missiles Electronics and Precision Components for UAVs Engineering Services for Robots and Drones Advanced Manufacturing and Assembly America’s Cross-Domain Force Multiplier™ Intelligence at the edge, not just in the cloud. Built for defense, security, and industrial operations. Sense Think/Decide Act

Palladyne AI At-a-Glance

NASDAQ
PDYN

Salt Lake City, UT
Innovation and operations headquarters

>140 as of 12/31/25
Team members, world-class robotics & AI/ML software engineers.

Robotics DNA
30+ years in robotics and robotics software. Legacy leadership in dexterous mobile robot technology across aviation, construction, energy, and defense sectors.

Experience
30+ years of robotics engineering excellence. Technology team led by CTO with 25+ years of AI/ML expertise.

Palladyne AI

1983	2007	2015	2021	2024	2025	
Sarcos Spins Out of the University of Utah (1983)	Raytheon Buys Sarcos (2007)	Purchase from Raytheon (2015)	Sarcos Robotics Begins Trading Publicly (2021)	Sarcos becomes Palladyne AI (2024)	Joins Russell 2000 and Russell 3000 (6/2025)	Palladyne AI acquires GuideTech, MKR, and Warnke (11/2025)

PALLADYNE AI PROPRIETARY 4

The Investment Thesis Technology Leadership Palladyne AI is a disciplined, pioneer in embodied AI, bridging autonomy, design, and manufacturing. Our advantage is structural. We own the software, the engineering, and the manufacturing. That’s how we move faster, build smarter, and lead from strength. Vertical Integration Dual Growth Engines Financial Strength Strategic Timing Proven autonomy architecture Full-stack capability from AI to design to hardware to manufacturing Positioned for the new rules of readiness Well-funded for a multi-year runway Defense and commercial synergy

Our Closed-Loop Autonomy Software Portfolio Sits at the Core Enabling autonomous capabilities for stationary and mobile machines in dynamic and/or complex environments. Palladyne™ IQ (Commercial/Defense) (Closed-loop Autonomy for Stationary Machines) SwarmOS™ (Defense) Palladyne™ Pilot (Commercial) (Closed-loop Autonomous Detection, Tracking, and Control1 for Mobile Machines) Control of sensors only; does not control UAV/UGV’s flight or navigational functionalities.

Ethical Embodied AI + Cost Effective Mission Effects + Precision Harm Mitigation Palladyne Defense: Redefining The Mid-Tier Prime Startups Fast But Small Primes Large But Slow The New Mid-Tier Prime The Pentagon’s Replicator initiative requires attritable, intelligent systems that are fast, flexible, and affordable. Deliver affordable, intelligent systems built in America. Bridge between fast but small startups and massive primes. Provide DoW with an agile, vertically integrated partner.

Three Inputs. One Exponential Advantage.

The next step in our transformation:

GuideTech, Warnke, and MKR acquisitions
bring together three powerful capabilities:

AI Core + UAVs and UAV components + U.S. Manufacturing

SwarmOS™ | GUIDETECH A PALLADYNE AI Company | MKR FABRICATORS A PALLADYNE AI Company | WARNKE PRECISION MACHINING A PALLADYNE AI Company

- **SwarmOS:**
  Embodied AI and autonomy core for defense and public safety missions.
- **GuideTech:**
  Proprietary UAVs and component offerings from aerospace design and avionics engineering group that moves concepts from digital model to flight prototype in less than 6 months.
- **Warnke and MKR (formerly Crucis):**
  Certified U.S. manufacturers supporting major defense programs including F-16, F-35, Tomahawk, Harpoon and Bradley.

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SwarmOS: Closed-Loop Autonomy for UAVs Cooperative Autonomous Sensing for Enhanced Swarming Actions Enabling a network of collaborating drones and sensors that self-orchestrate to provide superior capabilities for defense and security applications including ISR. 1 4 2 3 1 2 3 4 5 Ground Moving Target 1: BMP-3, 99% Ground Moving Target 2: BMP-3, 99% Ground Moving Target 3: BMP-3, 99% Ground Moving Target 4: BMP-3, 99% Ground Moving Target 5: BMP-3, 99% 5 1 2 3 4 5 Multi-Sensor Drones Exchange Information, Not Data NOTIONAL UAS VENDOR COTS GUI Low-Bandwidth Drone Messages Induce Relevant Display Updates Drones Use Game Theory to Determine Sensor–Target Assignments Drones Share Situation Awareness Information – Target Locations, Motions, & Characteristics Drones Control Sensors via Reinforcement Learning to Maintain Track Custody

GuideTech: A Full Design-to-Field Process

Accelerating Autonomous System Development

- Former prime engineers with deep missile/UAS design pedigree.
- Design and iterate new systems in less than **6 months: Shortens DoW evaluation and field cycles.**
- Already supplying avionics and prototypes to multiple defense customers: **Supports both partner systems and proprietary programs.**


Concept → Simulation → Prototype → Flight Test → Initial Production
Design, Prototype, Test
Design for Manufacture
Low Cost, High Rate MFG
Preliminary Design
Detailed Design and Software Dev
Hardware Integration and Ground Testing
Flight Test
Operations and Production

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Project SwarmStrike Test Videos https://vimeo.com/1152696253/b24d525bac

The GuideTech Roadmap

High performance at a fraction of legacy cost.

BRAIN Avionics: Lightweight, Mission-Grade Compute

- Compact modular flight controller @**~1/10 the cost and weight of legacy avionics.**
- Integrated CPU/GPU core enables onboard AI inference — autonomy without external compute.
- Multiple variants in various stages of development (one is currently TRL9/production ready, others are TRL 6/7).
- **BRAIN / SwarmOS integration completed in less than 3 weeks to form IntelliSwarm**

	BRAIN: GPS+INS+Mag+Baro	Conventional Avionics: IMU+GPS+Autonomy Module+Realtime Module
Cost	~$6k	>$50k
Weight	0.5 lbs	5 lbs.
Compute	10 CPU + 1024GPU	10 CPU + 1024GPU





Project Banshee: Precision Loitering Munition

- Designed for tactical and strategic missions - not hobby/consumer UAVs.
- Comparable or better range and payload vs. incumbent systems, at lower cost.
- Designed to support SwarmOS / IntelliSwarm integration.
- Designed for mass production (currently at TRL 6/7) - **superior cost-per-effect in contested airspace.**

	Project Banshee	Comparable existing platform
Warhead Size	3 lbm	0.5 lbm
Range	20 km	20 km
# Missions	30+	1
Cost/Target Effect	<$1K	$58K



Project SwarmStrike: Deep Reach at a New Price Point

- Cruise-class autonomous system with hundreds of miles of range at attritable cost.
- Designed for swarm-enabled, multi-domain operations.
- Represents the future of AI-enabled tactical saturation and deterrence.
- TRL 6/7 with **successful flight demonstration**

	Project SwarmStrike	Comparable existing cruise-class platforms
Warhead Size	30 lbm	Variable
Range (Ground/Air)	550/920 km	Up to 1,000 km
Cost	$150k	$1.5 – $3.5M



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Project Banshee Test Videos https://vimeo.com/1152696435/750b93342b

Palladyne Manufacturing: Precision Manufacturing for Priority Programs

Warnke and MKR provide Palladyne with U.S.-based production, supply-chain depth, and scalability.

✓ **Vertically integrated manufacturing:**
- Machining, assembly
- Defense and industrial markets

✓ **Supplies major programs:**
- F-35, F-16, Tomahawk, Bradley, JDAM, M1A1, more
- Mining and construction

✓ **Certified: AS9100 and ISO 9001: 2015**

✓ **Expanding capacity enables near-term scale for Palladyne AI.**

✓ **Experienced team to oversee internal and contract manufacturing for GuideTech products.**

LOCKHEED MARTIN | TDI TECHNICAL DIRECTIONS INC. A KRATOS COMPANY | KRATOS | BOEING | STARK AEROSPACE

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Capacity to Scale We don’t just build parts...we build trust. It’s where our innovation becomes production. Active supplier to primes and Tier-1s; provides immediate channel access Ideal platform for DoW-driven reshoring and surge capacity Opportunity to implement Palladyne IQ for AI-driven efficiency Brings total manufacturing/assembly capacity to ~120,000 Sq. Ft.

Why Palladyne Manufacturing Matters Gives Palladyne AI certified, U.S.-based production tied to priority programs. Completes the loop by enabling domestic scale, reliability, and reshoring for next-generation defense systems. Anchors Palladyne AI in the DoW’s industrial-base modernization agenda. Provides experienced manufacturing executives to oversee in-house and third-party manufacturing. + State of the art manufacturing tools and processes

Where It All Comes Together Design + AI + Manufacturing Partner and supplier to primes; opportunistic system provider where gaps exist. Aligns with DoW priorities for cost-effective, rapidly fielded autonomous systems. Autonomy, affordability, and American industrial power. Palladyne Defense integrates SwarmOS™, GuideTech, and Palladyne Manufacturing into one business. This is where our vision becomes reality — intelligence that acts, capability that scales, and a company built for this era of readiness.

Palladyne Commercial: Scaling the Palladyne IQ Platform Palladyne IQ is our original AI platform – Palladyne Pilot was derived from IQ for UAV autonomy. Palladyne IQ is the foundation of our AI ecosystem, delivering intelligence that powers industrial and operational efficiency. Targets industrial robots used in manufacturing, logistics, and infrastructure sectors. Hardware agnostic and enterprise-wide to integrate across robots and systems. Delivers a recurring software licensing and services model.

Palladyne IQ Architecture Designed to Maximize System Flexibility, Adaptability, Mobility & Learning. Cloud Connectivity Not Required for Autonomous Robot Operations. Optional hardware, future roadmap. 1 2019 2023 2024 Palladyne IQ Software Development Begins (2019) Complete MVP (5/2024) Initial Customer Trials Begin (10/2024) Commercial Release (9/2024) CH STRATFI Contract Awarded1 (9/2023) CH STRATFI First Phase Complete (10/2024) CH STRATFI Additional Funding (4/2025) 2025

Palladyne IQ v2.0 Software Platform

Secure, embodied AI

- Hardware agnostic[1]
- Addresses robotic-specific challenges beyond integration
- Solves for system stability and pose estimation/end effector orientation
- Robots able to plan and execute complex combination of tasks over extended periods of time, even in dynamic and unstructured environments

- Fuses multi-sensor data inputs together to improve system flexibility & adaptability
- Flexible instructional input options for task model learning (i.e., LLMs, DSLs[2], motion-capture-based teleoperation, etc.)
- Can provide language-to-motion instructions ideal for edge computing/robotics applications; doesn't require cost/latency associated with use of LLMs requiring connectivity to the Cloud

- Full stack, closed-loop autonomy enables adaptability to dynamic changes in environment or defined task without human intervention or reprogramming
- Uses probabilistic machine learning (ML) techniques to learn the task, accounting for uncertainty and variability
- Dynamic model inference methods require much less training data; robots can learn to generalize with only a few demonstrations (1~ 5)[4]
- Computational efficiencies gained through use of Palladyne AI's domain-specific language models

- Complex task-learning capabilities are similar to humans; in some cases, we believe robots can be trained in significantly less time than it takes relying on current state-of-the-art approaches[3]
- Enables edge computing; lower total cost of ownership (TCO) with no need to incur recurring cloud services costs
- Improves system implementation and startup times

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PALLADYNE AI PROPRIETARY

1. Designed to work with most industrial robots being sold today. According to the Proficient Market Insights' "Global Robot Operating System" report, ROS 1 robots comprised of 74% of the total ROS market in 2021, "Global Robot Operating System (ROS) Market 2022 Size Of $ (globenewswire.com).
2. Domain specific languages.
3. Robotics Transformer 1 & 2 deep learning-based approach, 2022 – 2023.
4. Based on internal testing, actual figures will vary depending on complexity of the task.

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Combined Revenue Guidance
$24.0 – 27.0M
$5.0 - $5.5M
2025
(Prelim)
2026
(Est.)

Financials Overview

- **FY26 Revenue Guidance:** Acquired revenue (Engineering services + components) + government/commercial AI development contracts
- **Acquired businesses targeted** to be adjusted EBITDA[1] positive in 2026
- **>$13 million 12-month backlog[2]** and growing (as of 12/31/25)
- **Cash to support growth:** ~$47 million (cash equivalents and marketable securities as of 12/31/25)

FY26 Estimated Cash Burn

- ~$6-7M/quarter (roughly flat to FY25)[2]
- Excludes planned $5 million development expense (over 12-18 months) to bring Project Banshee and Project SwarmStrike to commercial readiness.

PALLADYNE AI

PALLADYNE AI PROPRIETARY

[1] Adjusted EBITDA is defined as earnings (loss) before interest, taxes, depreciation and amortization, stock compensation expense, transaction-related expenses, other non-recurring expenses and excludes $5M in planned product development investments over the next 12-18 months to bring acquired products to TRL 9 (proven operational)."

[2]Backlog" represents the total value of signed and fully funded or committed customer contracts and purchase orders. Backlog excludes unfunded options and reflects only amounts contractually confirmed as of the measurement date. The Company expects that the majority of its backlog will be recognized as revenue within the next 12 months.

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From Validation to Scale: A Clear Path to Revenue Acceleration

Growth driven by acquisitions and government development contracts in the near-term, followed by customer adoption and scaled deployments across autonomous defense and security platforms.

2026: Crawl

Prove, integrate, and de-risk

Potential Revenue & Growth Drivers

- Meaningful revenue growth driven primarily by recent acquisitions w/incremental revenue from U.S. government and DoD development contracts
- Platform validation across autonomy, swarm and edge intelligence

Potential Catalysts: Milestones

- **Palladyne IQ:** customer trials and live demonstrations
- **SwarmOS / IntelliSwarm:** customer and partner demos with Red Cat and Draganfly
- **GuideTech:** development milestones for Banshee, SwarmStrike and ALRRM
- **BRAIN:** Existing customer contract expansion
- New government and commercial development contracts

Optionality

- Early customer wins for Palladyne IQ, SwarmOS or BRAIN
- Opportunistic M&A

2027: Walk

Conversion from validation to contracts

Potential Revenue & Growth Drivers

- Additional customer wins across Palladyne IQ, SwarmOS and BRAIN
- Follow-on government development contracts and program expansions
- Expanded partnerships
- UAV commercialization

Potential Catalysts: Product & Platform

- UAV contract wins
- Early recurring revenue
- OEM integrations

Optionality

- Large customer deployments for Palladyne IQ, SwarmOS or BRAIN
- Opportunistic M&A

2028+: Run

Scale

Potential Revenue & Growth Drivers

- Accelerating revenue growth driven by scaled deployments
- ARR starts to scale
- Improving margins and operating leverage

Potential Catalysts:

- Broad enterprise and government deployments
- Repeat customers and multi-year contracts
- Platform standardization across customer systems

Optionality

- New proprietary products
- Allied countries wins
- Opportunistic M&A

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Two Businesses. One Platform. BRAIN Avionics, Project SwarmStrike, Project Banshee Palladyne Defense Palladyne Commercial Palladyne™ IQ, Palladyne™ Pilot Shared technology, shared intelligence one company leading autonomy for industry and defense. IntelliSwarm™ architecture SwarmOS AI-enabled mission systems Industrial autonomy

Why Now? The World Has Changed.

Tailwinds from Multiple Structural Shifts Driving Demand

The New Rules of Readiness	Palladyne AI Delivers
DoW cost-per-effect mandate Priorities shifting from “the biggest” to “the smartest, cheapest, fastest.”	**SwarmOS™** **GuideTech (UAV & Components)** **Palladyne Manufacturing**
Recent executive orders • Warning shot to defense contractors about manufacturing. • Expanding military budget.	**Palladyne™ IQ** **SwarmOS** **GuideTech (UAV & Components)** **Palladyne Manufacturing**
Reshoring and sovereignty: Rebuilding domestic manufacturing for strategic independence.	**Palladyne IQ** **Palladyne Manufacturing**
AI in mission systems: Autonomy deployed into real problems, not just analysis.	**Palladyne AI Overall**

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Closing Vision: Built for This Moment Palladyne AI has evolved from an autonomy software pioneer into a vertically-integrated, U.S.-based, embodied AI company. Palladyne AI is redefining readiness with intelligent systems designed, built, and scaled in America. We’ve built something rare... An American AI company that can think, design, and build. We are ready for what’s next. Our two businesses — Palladyne Defense and Palladyne Commercial — share a common AI foundation and serve distinct but synergistic markets. Together, they form a platform that merges autonomy, design, and manufacturing — the blueprint for America’s next generation of readiness. Backed by a strong balance sheet, expanding partnerships, and a clear path to commercialization, Palladyne AI is entering its growth phase from a position of strength. Palladyne Defense delivers intelligent systems for national security, speed, and mission adaptability. Palladyne Commercial extends the same proven technology into industrial automation, infrastructure, and operational intelligence.

Thank You. Investor Contact: Brian Siegel, IRC, MBA Senior Managing Director, Investor Relations, Hayden IR www.palladyneai.com brian@haydenir.com (346) 396-8696 linkedin.com/company/palladyneaicorp